THE GABELLI EQUITY INCOME FUND
                                  ANNUAL REPORT
                              SEPTEMBER 30, 2000(A)

TO OUR SHAREHOLDERS,

     Higher yielding stocks continued to outperform in the third quarter of 2000. Fueled by ongoing consolidation in the industry, utilities were among the best performing stocks in the market. Financial services stocks rebounded as market interest rates (bond yields) declined. Aerospace and aerospace component stocks also took off as the Asian recovery reinvigorated demand. Once again, the defensive characteristics of higher yielding equities were clearly demonstrated in a volatile market environment.

INVESTMENT PERFORMANCE

     For the quarter ended September 30, 2000, The Gabelli Equity Income Fund's (the "Fund") net asset value rose 3.84%, after adjusting for the $0.12 per share dividend paid on September 28, 2000. The Standard & Poor's ("S&P") 500 Index declined 0.97% and the Lipper Equity Income Fund Average rose 5.94% over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 8.41% over the trailing twelve-month period. The S&P 500 Index and Lipper Equity Income Fund Average rose 13.27% and 8.21%, respectively, over the same twelve-month period.

     For the five-year period ended September 30, 2000, the Fund's total return averaged 15.89% annually, versus average annual total returns of 21.68% and 13.56% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through September 30, 2000, the Fund had a cumulative total return of 228.40%, which equates to an average annual total return of 14.55%.

COMMENTARY

THE FIVE E'S

     In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

[GRAPHIC OMITTED]
PYRAMID TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                   Calendar Quarter
                                                  ------------------------------------------
                                                    1st         2nd        3rd         4th           Year
                                                  ------      ------     ------       ------        ------
  2000:   Net Asset Value                         $15.86      $15.86     $16.35        --             --
          Total Return                              0.8%        0.8%       3.8%        --             --
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                         $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return                             (1.5)%      11.7%      (3.4)%        2.8%          9.3%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                         $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return                             10.1%        0.5%      (9.7)%       12.7%         12.6%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                         $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return                              1.2%       12.7%       8.8%         3.0%         27.9%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return                              5.5%        1.0%       2.5%         8.0%         17.9%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return                              8.5%        4.3%       6.1%         6.9%         28.3%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return                             (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                         $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return                              7.4%        3.8%       4.2%         1.5%         17.9%
--------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                         $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return                              2.4%(b)     2.3%       1.1%         3.7%          9.8%(b)
--------------------------------------------------------------------------------------------------------------




------------------------------------------------------------
        Average Annual Returns - September 30, 2000 (a)
        -----------------------------------------------
  1 Year ......................................      8.41%
  5 Year ......................................     15.89%
  Life of Fund (b) ............................     14.55%
------------------------------------------------------------
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------
ENERGY

     The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

---------------------------------------------------
                 Dividend History
---------------------------------------------------
                              Rate    Reinvestment
  Payment (ex) Date         Per Share     Price
  -----------------         ---------     -----
  September 28, 2000          $0.12      $16.38
  June 28, 2000               $0.12      $16.02
  March 29, 2000              $0.06      $15.75
---------------------------------------------------
  December 20, 1999           $2.21      $15.30
  September 27, 1999          $0.06      $17.39
  June 28, 1999               $0.05      $17.98
  March  29, 1999             $0.06      $16.67
---------------------------------------------------
  December 21, 1998           $1.27      $16.36
  September 28, 1998          $0.04      $16.20
  June 26, 1998               $0.06      $17.65
  March  27, 1998             $0.05      $17.70
---------------------------------------------------
  December 29, 1997           $1.78      $15.94
  September 30, 1997          $0.05      $17.39
  June  30, 1997              $0.05      $16.03
  March  31, 1997             $0.06      $14.27
---------------------------------------------------
  December 27, 1996           $0.76      $14.28
  September 30, 1996          $0.07      $13.81
  June 28, 1996               $0.06      $13.54
  March  31, 1996             $0.07      $13.47
---------------------------------------------------
  December 29, 1995           $0.68      $12.84
  September 29,1995           $0.07      $12.65
  June 30, 1995               $0.07      $11.99
  March 31, 1995              $0.07      $11.56
---------------------------------------------------
  December 30, 1994           $0.74      $10.72
  September 30, 1994          $0.08      $11.54
  June 30, 1994               $0.09      $11.08
  March 31, 1994              $0.06      $11.26
---------------------------------------------------
  December 31, 1993           $0.76      $11.57
  September 30, 1993          $0.06      $12.15
  June 30, 1993               $0.06      $11.72
  March 31, 1993              $0.08      $11.35
---------------------------------------------------
  December 31, 1992           $0.15      $10.64
  September 30, 1992          $0.07      $10.40
  June 30, 1992               $0.06      $10.36
  March 31, 1992              $0.05      $10.19
---------------------------------------------------

     We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070


     In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

     The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

     A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being

                               [GRAPHIC OMITTED]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY
    INCOME FUND, THE LIPPER EQUITY INCOME FUND AVERAGE AND THE S&P 500 INDEX

                      Gabelli Equity              Lipper Equity Income
                        Income Fund                    Fund Average               S&P 500 Index
                      --------------              --------------------            -------------
1/2/92                   $10,000                        $10,000                     $10,000
9/30/92                   10,580                         10,530                      10,250
9/30/93                   12,750                         12,415                      11,583
9/30/94                   13,171                         12,688                      12,011
9/30/95                   15,700                         15,226                      15,590
9/30/96                   18,320                         17,783                      18,755
9/30/97                   24,549                         23,865                      26,332
9/30/98                   25,285                         23,889                      28,728
9/30/99                   30,296                         26,825                      36,712
9/30/00                   32,844                         29,027                      41,584


     penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.


THE ECONOMY

     Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

     The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

     Relatively high equity valuations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

     After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

     Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short-term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

ENERGIZED BY UTILITIES

     In previous shareholder letters, we have discussed the dramatic changes in the utility industry. Since this area continues to be one of our favorite market sectors, we want to review all the positive events occurring and comment on how rising energy prices are likely to impact utility stocks.

     The deregulation of the utility industry has spawned a wave of consolidation. No longer monopolies, utility companies are aggressively cutting costs to improve their competitive position. One of the fastest ways to cut costs is by acquiring other utilities and realizing economies of scale. We have targeted small and mid-sized utilities that we believe will attract the attention of larger competitors. Several of our portfolio holdings have been taken over and many more have benefited from the rising valuations inspired by the merger and acquisition activity in the industry. We are still finding bargains--utilities trading at low cash flow multiples and deep discounts to the price we believe they would fetch from a potential acquirer. Appetizing yields allow us to be patient with our utility holdings. In essence, we are being paid well to wait until takeover lightning strikes.

     Higher energy prices will have a negative impact on select utility companies' short-term earnings. Utilities that sold their generating capacity and are now dependent on energy wholesalers are getting squeezed. In some instances, wholesale energy costs are higher than the prices the purchasing utility can charge their customers. State and local utility regulators may allow some of these utilities to recoup these losses. However, some will probably be left out in the cold. Ironically, this may force smaller utilities into the hands of larger competitors that either have their own generating assets or have greater purchasing power leverage in the wholesale energy market. We believe this will accelerate consolidation in the industry and boost valuations for many of the "takeout" utilities in our portfolio.

INVESTMENT SCOREBOARD

     Our best performers this quarter came from the financial services sector. J.P. Morgan, which has agreed to be acquired by Chase, was at the top of our performance list. Declining market interest rates buoyed bank stocks, and portfolio holdings such as Bank One, Northern Trust and Bank of America also made our Top Ten list. As aforementioned, our utility holdings also performed well, with stocks such as AGL Resources, Southern Union, American Electric Power, FPL Group and El Paso Electric delivering excellent returns. Boeing took off as orders from a recovering Asia boosted backlogs.

     Our list of losers had a European flavor, with France Telecom, Deutsche Telekom, Commerzbank and Telecom Italia declining sharply as higher energy prices and the sinking Euro threatened economic growth on the continent. In general, our telecommunications holdings disappointed as profit taking, a slow down in deal activity and some high profile earnings shortfalls took a toll on the group. We believe the outlook for quality telecommunications stocks remains bright and that the group will rebound in the year ahead.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BP AMOCO PLC (BPA - $53.00 - NYSE) is Britain's largest company and one of the world's top three oil companies on the basis of market capitalization and proven reserves. The Company's main businesses are Exploration and Production, Refining and Marketing, and Chemicals, whose activities include petrochemicals manufacturing and marketing. The company provides high quality technological support for all its businesses through its research and engineering activities.

DEUTSCHE BANK AG (DBKG.F - $82.95 - FRANKFURT STOCK EXCHANGE) is the leading publicly quoted bank in Germany. The bank is organized into five self-contained Group Divisions providing services and products to over seven million customers--retail and private banking, corporate and real estate, Global
Corporates and Institutions, Asset Management and Global Technology and Services. Deutsche Bank has a strong market position in Germany, and is expanding throughout Europe--it is now the biggest foreign bank in Italy and Spain. Deutsche Bank's presence in the U.S. has been expanded by the acquisition of Bankers Trust.

EASTERN ENTERPRISES (EFU - $63.8125 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Shareholders of EnergyNorth (EI - $60.6875 - NYSE) have approved a proposed merger agreement with Eastern. Eastern will then serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,300 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential heating, ventilation and air conditioning ("HVAC") equipment installation and service to customers in Massachusetts. In November of 1999, Eastern announced it had entered into an agreement to be acquired by KeySpan Corp. (KSE - $40.125 -
NYSE) for $64.00 per share in cash. The transaction is set to close sometime later in the fourth quarter.

EXXON MOBIL CORP. (XOM - $89.125 - NYSE), headquartered in Irving, Texas, is a worldwide leader in the petroleum and petrochemical businesses. Exxon Mobil Corp. conducts business in nearly 200 countries around the world, engaging in the exploration and production of oil and gas, manufacturing and marketing of fuels, lubes and chemicals, electric power generation or coal and minerals operations. Exxon Mobil's global upstream and chemical companies and its coal and minerals company are headquartered in Houston, Texas.

GALLAHER GROUP PLC (GLH - $23.25 - NYSE) is a leading regional manufacturer of tobacco products. The company had sales of (pound) 4.3 billion in 1999, and is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange, and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $15.75 - NYSE) is the holding company of Niagara Mohawk Power Corporation, which is primarily a regulated electric and gas utility, and Opinac North America, which is mainly involved in unregulated activities in the energy business. Niagara Mohawk provides electric service, and sells, distributes, and transports natural gas to approximately 1.6 million electric and 540,000 gas customers in areas of central, northern and western New York State. On September 5, National Grid Group plc (NGG - $43.125 - NYSE) signed a merger agreement to acquire Niagara Mohawk in exchange for a combination of American Depositary Shares (ADSs) and cash. Niagara Mohawk is National Grid's third U.S. acquisition, after New England Electric System and Eastern Utilities Association. The combination will create the ninth largest electric utility in the U.S. with an electric customer base of approximately 3.3 million, and National Grid will own and operate the most extensive transmission network (by miles) and be the second largest distribution business (by power delivered) in the New England/New York market.

PHARMACIA CORP. (PHA -$60.1875 - NYSE), the result of the merger between Pharmacia & UpJohn and Monsanto Company in April 2000, is a global group engaged in the research, development, manufacture and sale of pharmaceutical and healthcare products. The company's core business is the development, manufacture and sale of pharmaceutical products, including both prescription and non-prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. The company's major pharmaceutical brands include Celebrex, Xalatan, Ambien, Nicorette and Rogaine. Through its Monsanto subsidiary, the company is engaged in the research, development, manufacture and sale of various agricultural products, including: Roundup herbicide; biotechnology products that produce crops which are tolerant to Roundup herbicide and protect crops from certain viruses and insect pests; seeds, including corn, soybeans and wheat; and Posilac bovine somatotrophin to increase milk production in dairy cows.

TEXACO INC. (TX - $52.50 - NYSE) is a major international integrated oil company which operates in more than 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco "star" is one of the most widely recognized brands on earth. The company is well positioned to meet the world's growing demand for energy.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     Yields helped sustain equity income stocks in third quarter 2000's volatile market. Should market turbulence persist, higher yielding stocks should continue to attract investors seeking portfolio stability. As always, we will be focused on fundamentally attractive companies with good yields and above average capital appreciation potential.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                                       Sincerely,

                                                       /S/ SIGNATURE

                                                       MARIO J. GABELLI, CFA
                                                       Portfolio Manager and
                                                       Chief Investment Officer

November 14, 2000

               ----------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
                               ------------------
                Eastern Enterprises        Pharmacia Corp.
                Bestfoods Inc.             Verizon Communications
                BPAmoco plc                Gallaher Group plc
                Texaco Inc.                Deutsche Bank AG
                Exxon Mobil Corp.          Southwest Gas Corp.
               ----------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000
================================================================================

                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
              COMMON STOCKS -- 89.0%
              AEROSPACE -- 2.7%
     20,000   Boeing Co. .....................   $   777,657  $ 1,260,000
      5,000   Lockheed Martin Corp. ..........       104,386      164,800
      8,000   Northrop Grumman Corp. .........       475,662      727,000
      2,000   Raytheon Co., Cl. A ............        49,835       54,750
      6,000   Raytheon Co., Cl. B ............       163,987      170,625
      2,000   Rockwell International Corp. ...        41,530       60,500
                                                 -----------  -----------
                                                   1,613,057    2,437,675
                                                 -----------  -----------
              AUTOMOTIVE -- 0.8%
      4,500   Ford Motor Co. .................        67,417      113,906
      9,401   General Motors Corp. ...........       303,114      611,065
                                                 -----------  -----------
                                                     370,531      724,971
                                                 -----------  -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.6%
      4,500   ArvinMeritor Inc. ..............       121,675       66,094
     31,000   Dana Corp. .....................     1,128,173      666,500
      6,000   Ethyl Corp. ....................        43,487        8,625
     25,000   GenCorp Inc. ...................       228,209      203,125
     65,000   Genuine Parts Co. ..............     1,736,448    1,239,062
      2,500   Johnson Controls Inc. ..........       127,000      132,969
      4,000   Tenneco Automotive Inc. ........        37,073       20,750
        589   Visteon Corp.+ .................         2,808        8,909
                                                 -----------  -----------
                                                   3,424,873    2,346,034
                                                 -----------  -----------
              AVIATION: PARTS AND SERVICES -- 2.1%
     25,000   Barnes Group Inc. ..............       449,017      459,375
     17,000   Curtiss-Wright Corp. ...........       249,000      802,187
      9,000   United Technologies Corp. ......       291,667      623,250
                                                 -----------  -----------
                                                     989,684    1,884,812
                                                 -----------  -----------
              BROADCASTING -- 0.1%
     17,000   Granite Broadcasting Corp.+ ....       171,154       78,094
                                                 -----------  -----------
              BUSINESS SERVICES -- 0.3%
      7,000   Donnelley (R.H.) Corp. .........        79,054      147,875
        500   Imation Corp.+ .................         7,150        9,312
      2,000   IMS Health Inc. ................        27,644       41,500
      1,500   Landauer Inc. ..................        25,747       28,275
        100   SYNAVANT Inc.+ .................           564          669
                                                 -----------  -----------
                                                     140,159      227,631
                                                 -----------  -----------
              COMMUNICATIONS EQUIPMENT -- 0.3%
      1,500   Motorola Inc. ..................        13,631       42,375
      3,000   Nortel Networks Corp. ..........       168,188      178,687
                                                 -----------  -----------
                                                     181,819      221,062
                                                 -----------  -----------
              COMPUTER HARDWARE -- 0.1%
        500   International Business
               Machines Corp. ................         6,350       56,250
      4,000   Xerox Corp. ....................        77,586       60,250
                                                 -----------  -----------
                                                      83,936      116,500
                                                 -----------  -----------

                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
              CONSUMER PRODUCTS -- 8.9%
      1,000   Avon Products Inc. .............   $    25,237  $    40,875
      4,000   Clorox Co. .....................       143,200      158,250
     37,000   Eastman Kodak Co. ..............     1,702,854    1,512,375
      2,500   Energizer Holdings Inc.+ .......        58,376       61,250
     10,000   Fortune Brands Inc. ............       250,501      265,000
     75,000   Gallaher Group plc, ADR ........     1,614,558    1,743,750
     25,000   Gillette Co. ...................       875,000      771,875
     10,000   Maytag Corp. ...................       328,715      310,625
     28,000   National Presto Industries Inc.      1,094,619      838,250
     37,000   Philip Morris Companies Inc. ...     1,488,412    1,089,187
      1,500   Procter & Gamble Co. ...........        87,731      100,500
      5,000   Ralston Purina Group ...........       101,289      118,437
      3,000   Rothmans Inc. ..................        44,850       33,796
     50,000   Shaw Industries Inc. ...........       930,625      925,000
                                                 -----------  -----------
                                                   8,745,967    7,969,170
                                                 -----------  -----------
              CONSUMER SERVICES -- 0.5%
     30,000   Rollins Inc. ...................       580,657      444,375
                                                 -----------  -----------
              DIVERSIFIED INDUSTRIAL -- 2.8%
      4,000   Cooper Industries Inc. .........       149,354      141,000
     29,000   GATX Corp. .....................       871,144    1,214,375
      3,000   General Electric Co. ...........        23,481      173,062
      7,000   Honeywell Inc. .................       217,510      249,375
      3,000   Minnesota Mining &
               Manufacturing Co. .............       246,962      273,375
     18,000   Thomas Industries Inc. .........       141,892      364,500
      3,000   Trinity Industries Inc. ........        64,670       70,125
                                                 -----------  -----------
                                                   1,715,013    2,485,812
                                                 -----------  -----------
              ELECTRONICS -- 0.6%
     32,000   Thomas & Betts Corp.                   799,205      558,000
                                                 -----------  -----------
              ENERGY AND UTILITIES: ELECTRIC -- 6.0%
      6,600   American Electric
               Power Company Inc. ............       285,550      258,225
     35,000   Conectiv Inc. ..................       655,551      625,625
    105,000   El Paso Electric Co.+ ..........       834,227    1,445,850
     15,000   Florida Progress Corp. .........       657,011      794,062
      7,000   FPL Group Inc. .................       332,337      460,250
     95,000   Niagara Mohawk Holdings Inc. ...     1,010,837    1,496,250
      8,000   St. Joseph Light & Power Co ....       165,598      154,500
      2,000   UIL Holdings Corp. .............        91,287      102,875
                                                 -----------  -----------
                                                   4,032,398    5,337,637
                                                 -----------  -----------
              ENERGY AND UTILITIES: INTEGRATED -- 4.1%
     18,000   Burlington Resources Inc. ......       729,865      662,625
     11,000   CH Energy Group Inc. ...........       402,800      438,625
     22,000   Energy East Corp. ..............       474,584      497,750
     20,000   MCN Energy Group Inc. ..........       486,000      512,500
     26,000   NSTAR ..........................       666,192    1,046,500
      5,000   Public Service Enterprise
               Group Inc. ....................       164,125      223,438

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
      5,000   RGS Energy Group Inc. ..........   $   137,423  $   140,938
      3,500   ScottishPower plc, ADR .........       116,914      105,219
                                                 -----------  -----------
                                                   3,177,903    3,627,595
                                                 -----------  -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 8.9%
     55,000   AGL Resources Inc. .............     1,037,471    1,103,437
     68,000   Eastern Enterprises ............     2,397,636    4,339,250
      8,000   KeySpan Corp. ..................       227,186      321,000
      4,000   Peoples Energy Corp. ...........       138,275      133,500
     13,000   Piedmont Natural Gas Co. Inc. ..       428,525      398,125
      5,037   Southern Union Co. .............        77,203       99,796
     75,000   Southwest Gas Corp. ............     1,260,525    1,570,312
                                                 -----------  -----------
                                                   5,566,821    7,965,420
                                                 -----------  -----------
              ENERGY AND UTILITIES: OIL -- 9.3%
     42,000   BP Amoco plc, ADR ..............       930,986    2,226,000
     10,000   Chevron Corp. ..................       312,563      852,500
     12,000   Conoco Inc., Cl. A .............       290,925      313,500
     58,000   ENI SpA ........................       304,221      307,084
     22,000   Exxon Mobil Corp. ..............       642,933    1,960,750
     38,000   Texaco Inc. ....................     1,491,425    1,995,000
      8,759   Total Petroleum of North
               America Ltd., ADR .............       299,550      643,239
                                                 -----------  -----------
                                                   4,272,603    8,298,073
                                                 -----------  -----------
              ENERGY AND UTILITIES: SERVICES -- 0.9%
     16,000   Halliburton Co. ................       335,656      783,000
                                                 -----------  -----------
              ENTERTAINMENT -- 0.2%
      3,000   Viacom Inc., Cl. A+ ............        45,825      175,500
                                                 -----------  -----------
              ENVIRONMENTAL SERVICES -- 0.8%
     40,000   Waste Management Inc. ..........       797,189      697,500
                                                 -----------  -----------
              EQUIPMENT AND SUPPLIES -- 1.6%
      3,000   Caterpillar Inc. ...............        35,181      101,250
     24,000   Deere & Co. ....................       382,225      798,000
      5,000   Ingersoll-Rand Co. .............       161,817      169,375
      1,500   Minerals Technologies Inc. .....        37,938       69,000
     20,000   Smith (A.O.) Corp. .............       433,200      251,250
      1,000   Union Carbide Corp. ............        16,675       37,750
                                                 -----------  -----------
                                                   1,067,036    1,426,625
                                                 -----------  -----------
              FINANCIAL SERVICES -- 13.0%
      5,000   Aegon NV, ADR ..................        89,038      185,625
      3,000   American Express Co. ...........        21,218      182,250
     12,000   Argonaut Group Inc. ............       291,726      210,000
      3,000   Banco Popular Espanol SA .......       122,662       91,993
     18,000   Banco Santander
               Central Hispano SA, ADR .......        64,963      196,875
      2,000   Banco Santiago .................        29,250       39,000



                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
      9,052   Bank of America Corp. ..........   $   167,810  $   474,098
     25,000   Bank One Corp. .................       880,584      965,625
      3,000   Banque Nationale de Paris ......       212,719      264,463
     10,000   Block (H&R) Inc. ...............       360,336      370,625
      5,000   Chase Manhattan Corp. ..........       255,354      230,937
     31,000   Commerzbank AG, ADR ............       678,161      919,135
     20,000   Deutsche Bank AG, ADR ..........     1,015,263    1,658,960
      3,000   Dresdner Bank AG, ADR ..........       107,625      130,643
      4,000   Dun & Bradstreet Corp. .........        85,317      137,750
      3,500   Fannie Mae .....................       204,581      250,250
      3,000   Fidelity National Corp. ........        29,520       21,750
     38,000   First Union Corp. ..............     1,520,341    1,223,125
     18,000   Mellon Financial Corp. .........       544,229      834,750
      1,000   Merrill Lynch & Co. Inc. .......        22,900       66,000
      2,000   MONY Group Inc. ................        47,000       79,750
      5,000   Morgan (J.P.) & Co. Inc. .......       309,356      816,875
      3,000   Municipal Mortgage
               & Equity LLC ..................        60,488       63,750
      6,000   Northern Trust Corp. ...........        60,300      533,250
      3,000   Pioneer Group Inc.+ ............        66,204      131,906
      3,000   Schwab (Charles) Corp. .........         7,093      106,500
      7,000   St. Paul Companies Inc. ........       200,538      345,188
     22,000   Sterling Bancorp ...............       389,741      429,000
     12,000   SunTrust Banks Inc. ............       251,737      597,750
      1,500   Waddell & Reed
               Financial Inc., Cl. A .........        22,275       46,500
                                                 -----------  -----------
                                                   8,118,329   11,604,323
                                                 -----------  -----------
              FOOD AND BEVERAGE -- 7.6%
     50,000   Bestfoods Inc. .................     3,433,091    3,637,500
     22,000   Coca-Cola Amatil Ltd., ADR .....       141,363       89,357
      3,000   Coca-Cola Co. ..................       138,025      165,375
      3,000   Corn Products
               International Inc. ............        86,909       68,250
     33,000   Diageo plc, ADR ................     1,257,647    1,165,312
     12,000   Heinz (H.J.) Co. ...............       499,913      444,750
      1,579   Hellenic Bottling Co. SA .......        33,405       20,493
      4,000   Hershey Foods Corp. ............       181,950      216,500
     14,000   Kellogg Co. ....................       414,883      338,625
     10,000   Nabisco Holdings Corp.,
               Cl. A .........................       534,250      537,500
      1,000   Quaker Oats Co. ................        34,175       79,125
                                                 -----------  -----------
                                                   6,755,611    6,762,787
                                                 -----------  -----------
              HEALTH CARE -- 3.3%
      8,000   Aventis SA, ADR ................       395,251      602,500
      3,000   Bristol-Myers Squibb Co. .......       193,463      171,375
      1,000   Glaxo Wellcome plc, ADR ........        54,024       60,437
      2,000   Johnson & Johnson ..............        39,339      187,875
     30,000   Pharmacia Corp. ................     1,060,346    1,805,625
      2,000   SmithKline Beecham plc, ADR ....       127,350      137,250
                                                 -----------  -----------
                                                   1,869,773    2,965,062
                                                 -----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING -- 0.2%
     15,000   Freeport-McMoRan Copper &
               Gold Inc., Cl. B+ .............   $   272,350  $   132,187
                                                 -----------  -----------
              PAPER AND FOREST PRODUCTS -- 0.4%
     34,000   Pactiv Corp.+ ..................       643,022      380,375
                                                 -----------  -----------
              PUBLISHING -- 1.7%
      4,000   Dow Jones & Co. Inc. ...........       185,428      242,000
      3,000   Harcourt General Inc. ..........       115,638      177,000
      5,000   McGraw-Hill Companies Inc. .....       152,667      317,813
     25,000   Reader's Digest Association
               Inc., Cl. B ...................       692,544      789,063
                                                 -----------  -----------
                                                   1,146,277    1,525,876
                                                 -----------  -----------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+ .        11,716       31,563
                                                 -----------  -----------
              RETAIL -- 0.8%
     32,000   Albertson's Inc. ...............       847,801      672,000
      2,000   Sears, Roebuck & Co. ...........        51,242       64,840
                                                 -----------  -----------
                                                     899,043      736,840
                                                 -----------  -----------
              SATELLITE -- 0.1%
      1,500   General Motors Corp., Cl. H+            35,022       55,770
                                                 -----------  -----------
              SPECIALTY CHEMICALS -- 1.1%
      1,200   Celenese AG ....................        16,129       20,550
      2,000   du Pont de Nemours
               (E.I.) & Co. ..................        65,500       82,875
      7,500   Ferro Corp. ....................       138,500      142,969
      8,000   Grace (W.R.) & Co.+ ............        91,915       55,000
     17,000   Great Lakes Chemical Corp. .....       580,815      498,313
      1,500   IMC Global Inc. ................        31,075       21,750
     20,000   Omnova Solutions Inc. ..........       155,815      111,250
                                                 -----------  -----------
                                                   1,079,749      932,707
                                                 -----------  -----------
              TELECOMMUNICATIONS -- 7.2%
      3,000   ALLTEL Corp. ...................       121,588      156,563
      5,477   AT&T Corp. .....................       170,043      160,887
      9,000   BCE Inc. .......................       351,947      210,375
      1,500   British Telecommunications
               plc, ADR ......................        84,309      160,594
     19,000   Cable & Wireless plc, ADR ......       567,936      808,688
     20,000   Citizens Communications Co. ....       194,925      268,750
      7,000   Deutsche Telekom AG, ADR+ ......       149,708      239,750
      1,000   France Telecom SA, ADR .........        34,488      105,250
      4,000   Pacific Century CyberWorks
               Ltd., ADR+ ....................        97,140       44,002
      1,729   Qwest Communications
               International Inc.+ ...........        24,830       83,085
     28,000   SBC Communications Inc. ........       679,813    1,400,000
      1,000   Telecom Italia SpA, ADR ........        31,080      105,000


                                                                 MARKET
     SHARES                                          COST        VALUE
     ------                                          ----        ------
      7,000   Telefonica SA, ADR .............   $    93,609  $   416,063
     13,500   TELUS Corp. ....................       238,092      363,378
      4,500   TELUS Corp., Non-Voting ........        79,364      116,939
     36,388   Verizon Communications .........     1,088,225    1,762,544
                                                 -----------  -----------
                                                   4,007,097    6,401,868
                                                 -----------  -----------
              TOTAL COMMON STOCKS ............    62,949,475   79,334,844
                                                 -----------  -----------
              PREFERRED STOCKS -- 2.9%
              AVIATION: PARTS AND SERVICES -- 0.3%
      2,000   Coltec Capital Trust,
                5.25% Cv. Pfd. ...............        86,000       96,000
      3,000   Coltec Capital Trust,
               5.25% Cv. Pfd. (b) ............       129,000      144,000
                                                 -----------  -----------
                                                     215,000      240,000
                                                 -----------  -----------
              DIVERSIFIED INDUSTRIAL -- 0.0%
      2,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ........        75,038       13,125
                                                 -----------  -----------
              ENTERTAINMENT -- 0.0%
      1,000   Metromedia International
               Group Inc.,
               7.25% Cv. Pfd. ................        35,025       22,750
                                                 -----------  -----------
              EQUIPMENT AND SUPPLIES -- 0.5%
      6,000   Sequa Corp.,
                $5.00 Cv. Pfd. ...............       464,250      462,000
                                                 -----------  -----------
              METALS AND MINING -- 0.1%
      5,000   Freeport-McMoRan Copper
               & Gold Inc.,
               7.00% Cv. Pfd. ................       106,500       62,500
                                                 -----------  -----------
              PAPER AND FOREST PRODUCTS -- 1.0%
     20,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A ........       831,527      900,000
                                                 -----------  -----------
              TELECOMMUNICATIONS -- 1.0%
     17,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ................       816,716      922,250
                                                 -----------  -----------
              TOTAL PREFERRED STOCKS .........     2,544,056    2,622,625
                                                 -----------  -----------
  PRINCIPAL
   AMOUNT
   ------
              CORPORATE BONDS -- 3.1%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
 $1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ...............       797,953      515,000
                                                 -----------  -----------
              BUSINESS SERVICES -- 0.1%
    100,000   BBN Corp., Sub. Deb. Cv.
               6.00%, 04/01/12 (a) ...........        97,242       96,750
                                                 -----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

  PRINCIPAL                                                      MARKET
   AMOUNT                                            COST        VALUE
  ---------                                          ----        ------
              CORPORATE BONDS (CONTINUED)
              CONSUMER PRODUCTS -- 0.2%
 $2,100,000   Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ...............   $   821,611  $   189,000
                                                 -----------  -----------
              ENTERTAINMENT -- 0.2%
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.
               7.00%, 07/01/03 ...............       139,431      149,813
                                                 -----------  -----------
              EQUIPMENT AND SUPPLIES -- 1.3%
  1,200,000   Mark IV Industries Inc.,
               Sub. Deb. Cv.
               4.75%, 11/01/04 ...............     1,040,019    1,194,000
                                                 -----------  -----------
              HOTELS AND GAMING -- 0.4%
    400,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ...............       346,446      337,500
                                                 -----------  -----------
              PUBLISHING -- 0.3%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/97 .........        89,256      240,625
                                                 -----------  -----------
              TOTAL CORPORATE BONDS                3,331,958    2,722,688
                                                 -----------  -----------
              U.S. GOVERNMENT OBLIGATIONS -- 5.6%
  5,080,000   U S Treasury Bills,
               6.12% to 6.46%++,
               due 10/05/00 to 12/28/00 ......     5,025,062    5,024,711
                                                 -----------  -----------


  PRINCIPAL                                                      MARKET
   AMOUNT                                            COST        VALUE
  ---------                                          ----        ------
              TOTAL
               INVESTMENTS -- 100.6%             $73,850,551  $89,704,868
                                                 ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.6%) .................    (540,734)
                                                              -----------
              NET ASSETS -- 100.0%
               (5,464,219 shares outstanding) ..............  $89,164,134
                                                              ===========
--------------
              For Federal tax purposes:
              Aggregate cost ...............................  $73,874,143
                                                              ===========
              Gross unrealized appreciation ................  $21,638,730
              Gross unrealized depreciation ................   (5,808,005)
                                                              ===========
              Net unrealized appreciation ..................  $15,830,725
                                                              ===========
--------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2000, the market value of Rule 144A securities amounted to $144,000 or 0.2% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
================================================================================
ASSETS:
   Investments, at value
     (Cost $73,850,551) ..................   $89,704,868
   Cash ..................................         1,495
   Dividends and interest receivable .....       285,561
   Receivable for investments sold .......       489,800
   Receivable for capital shares sold ....       110,201
                                             -----------
   TOTAL ASSETS ..........................    90,591,925
                                             -----------
LIABILITIES:
   Payable for investments purchased .....     1,028,457
   Payable for capital shares redeemed ...       189,101
   Payable for investment advisory fees ..        72,382
   Payable for distribution fees .........        18,096
   Payable to custodian ..................        26,690
   Other accrued expenses ................        93,065
                                             -----------
   TOTAL LIABILITIES                           1,427,791
                                             -----------
   NET ASSETS applicable to 5,453,837
     shares outstanding ..................   $89,164,134
                                             ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ...........   $     5,454
   Additional paid-in capital ............    61,948,618
   Accumulated net investment income .....       581,037
   Accumulated net realized gain
     on investments and foreign
     currency transactions ...............    10,774,495
   Net unrealized appreciation on
     investments and foreign
     currency transactions ...............    15,854,530
                                             -----------
   TOTAL NET ASSETS ......................   $89,164,134
                                             ===========
   NET ASSET VALUE, offering and redemption
     price per share ($89,164,134
     [DIVIDE] 5,453,837 shares outstanding;
     unlimited number of shares authorized
     of $0.001 par value) ................        $16.35
                                                  ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
================================================================================
INVESTMENT INCOME:
   Dividends (net of foreign taxes
     of $10,581) .........................    $3,365,123
   Interest ..............................       534,925
                                             -----------
   TOTAL INVESTMENT INCOME                     3,900,048
                                             -----------
EXPENSES:
   Investment advisory fees ..............       864,523
   Distribution fees .....................       216,131
   Shareholder services fees .............       125,307
   Shareholder communications expenses ...        70,982
   Legal and audit fees ..................        42,132
   Interest expense ......................        40,793
   Custodian fees ........................        31,921
   Registration fees .....................        20,250
   Directors' fees .......................        14,706
   Miscellaneous expenses ................         8,434
                                             -----------
   TOTAL EXPENSES ........................     1,435,179
                                             -----------
   NET INVESTMENT INCOME .................     2,464,869
                                             -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions        11,150,052
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions                             (6,657,007)
                                             -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS                              4,493,045
                                             -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                         $ 6,957,914
                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                   YEAR ENDED           YEAR ENDED
                                                                               SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                                               ------------------   ------------------
OPERATIONS:
  Net investment income .....................................................    $  2,464,869         $  1,145,633
  Net realized gain on investments and foreign currency transactions ........      11,150,052           10,754,249
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .......................................      (6,657,007)           3,127,043
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................       6,957,914           15,026,925
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................................      (1,912,955)          (1,106,687)
  Net realized gain on investments ..........................................     (10,705,825)          (5,973,881)
                                                                                 ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................     (12,618,780)          (7,080,568)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ................       2,714,138            4,495,622
                                                                                 ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................      (2,946,728)          12,441,979
NET ASSETS:
  Beginning of period .......................................................      92,110,862           79,668,883
                                                                                 ------------         ------------
  End of period (Including undistributed net investment income of
    $581,037 and $33,249, respectively) .....................................    $ 89,164,134         $ 92,110,862
                                                                                 ============         ============

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $4,126 with an offsetting adjustment to accumulated net realized gain on investments and foreign currency transactions.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $216,131, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2000, other than short term securities, aggregated $28,071,854 and $36,845,444, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2000, the Fund paid brokerage commissions of $51,451 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 2000.

The average daily amount of borrowings outstanding within the year ended September 30, 2000 was $486,486, with a related weighted average interest rate of 6.49%. The maximum amount borrowed at any time during the year ended September 30, 2000 was $2,760,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                          SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------     -------------      ----------      ------------
Shares sold .......................................   1,517,814     $  24,616,947       1,118,588      $ 19,506,816
Shares issued upon reinvestment of dividends ......     766,485        11,879,558         408,295         6,723,027
Shares redeemed ...................................  (2,071,326)      (33,782,367)     (1,274,350)      (21,734,221)
                                                     ----------     -------------      ----------      ------------
    Net increase ..................................     212,973     $   2,714,138         252,533      $  4,495,622
                                                     ==========     =============      ==========      ============

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                               YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------------------------
                                                      2000              1999             1998             1997              1996
                                                     -------           -------          -------          -------           -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .......      $ 17.58           $ 15.97          $ 17.39          $ 13.81           $ 12.65
                                                     -------           -------          -------          -------           -------
   Net investment income ......................         0.46              0.23             0.22             0.22              0.28
   Net realized and unrealized gain
     on investments ...........................         0.81              2.82             0.29             4.28              1.76
                                                     -------           -------          -------          -------           -------
   Total from investment operations ...........         1.27              3.05             0.51             4.50              2.04
                                                     -------           -------          -------          -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ......................        (0.36)            (0.22)           (0.26)           (0.22)            (0.28)
   In excess of net investment income .........           --                --               --               --             (0.01)
   Net realized gain on investments ...........        (2.14)            (1.22)           (1.67)           (0.70)            (0.59)
                                                     -------           -------          -------          -------           -------
   Total distributions ........................        (2.50)            (1.44)           (1.93)           (0.92)            (0.88)
                                                     -------           -------          -------          -------           -------
   NET ASSET VALUE, END OF PERIOD .............      $ 16.35           $ 17.58          $ 15.97          $ 17.39            $13.81
                                                     =======           =======          =======          =======           =======
   Total return+ ..............................        8.41%            19.82%            2.98%           33.98%            16.69%
                                                     =======           =======          =======          =======           =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .......      $89,164           $92,111          $79,669          $73,730           $57,006
   Ratio of net investment income
     to average net assets ....................        2.85%             1.32%            1.27%            1.42%             1.99%
   Ratio of operating expenses
     to average net assets (a) ................        1.66%             1.60%            1.64%            1.78%             1.93%
   Portfolio turnover rate ....................          33%               39%              35%              43%               20%

----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Board of Directors of The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (the "Fund") (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /S/ SIGNATURE ERNST & YOUNG LLP
New York, New York
November 3, 2000

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2000, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.581 per share and long term capital gains totaling $1.926 per share. For the fiscal year ended September 30, 2000, 70.48% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 2.80%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------
                                       19

           Gabelli Equity Series Funds, Inc.
            THE GABELLI EQUITY INCOME FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
   (Net Asset Value may be obtained daily by calling
            1-800-GABELLI after 6:00 P.M.)

                    BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                     DISTRIBUTOR
               Gabelli & Company, Inc.

    CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
         State Street Bank and Trust Company

                    LEGAL COUNSEL
      Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q300SR

                       [Photo of Mario J.Gabelli omitted]

                        THE
                        GABELLI
                        EQUITY
                        INCOME
                        FUND

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2000